Acquisitions	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Acquisitions

Note 23 Acquisitions

TransFirst

2016

On April 1, 2016, the Company acquired all of the outstanding capital stock of TransFirst for an aggregate purchase price of $2.35 billion in cash as of the closing, which was subject to certain working capital and other adjustments, as described in the Purchase Agreement. TransFirst previously operated as a privately held company, under the ownership of Vista Equity Partners. The results of the newly acquired business are being reported by TSYS as part of the Merchant Solutions segment.

The Company funded the cash consideration and the payment of transaction related expenses through a combination of cash-on-hand and proceeds from debt financings, including proceeds drawn under the Company’s 2016 Credit Agreement and the proceeds from the issuance of the 2016 Notes, which together included proceeds of approximately $2.35 billion.

The goodwill amount of $1.7 billion arising from the acquisition is primarily attributable to the expansion of the Merchant Solutions Segment’s customer base, differentiated distribution channels and economies of scale expected from combining the operations of TSYS and TransFirst. All of the goodwill was assigned to TSYS’ Merchant Solutions segment. The goodwill recognized is not expected to be deductible for income tax purposes.

The following table summarizes the consideration paid for TransFirst and the preliminary recognized amounts of the identifiable assets acquired and liabilities assumed on April 1, 2016 (the acquisition date) as of December 31, 2016.

(in thousands)
Consideration
Cash	$2,351,400
Fair value of total consideration transferred	$2,351,400

Recognized amounts of identifiable assets acquired and liabilities assumed:
Cash	$5,907
Accounts receivable, net	62,313
Property, equipment and software	12,726
Identifiable intangible assets	814,131
Deferred tax asset	2,244
Other assets	7,509
Deferred tax liability	(224,654)
Other liabilities	(56,864)
Total identifiable net assets	623,312
Goodwill	1,728,088
Total identifiable assets acquired and liabilities assumed	$2,351,400

During 2016, there was a $55,000 increase in the purchase price due to the working capital adjustment required by the Purchase Agreement. In addition, there was a $2.0 million decrease in identifiable intangible assets, a $363,700 increase in  liabilities and an $18.0 million increase in deferred tax liabilities that resulted in a net increase to goodwill of $20.4 million. The measurement period during which changes in assets, liabilities, equity interests, or items of consideration are subject to adjustment ends up to one year following the acquisition date.

Identifiable intangible assets acquired in the TransFirst acquisition include merchant relationships, channel partners, current technology, the TransFirst trade name, non-compete agreements and a favorable lease. The identifiable intangible assets had no significant estimated residual value. These intangible assets are being amortized over their estimated useful lives of one to ten years based on the pattern of expected future economic benefit, which approximates a straight-line basis over the useful lives of the assets. The fair value of the acquired identifiable intangible assets of $814.1 million was estimated using the income approach (discounted cash flow and relief from royalty methods) and cost approach. The fair values and useful lives of the identified intangible assets were primarily determined using forecasted cash flows, which included estimates for certain assumptions such as revenues, expenses, attrition rates and royalty rates. The estimated fair value of identifiable intangible assets acquired in the acquisition and the related estimated weighted average useful lives are as follows:

(in millions)	Fair Value	Weighted Average Useful Life (in years)
Merchant relationships	$588.0	7.0
Channel partners	121.0	10.0
Current technology	72.0	5.0
Trade name	16.0	1.0
Covenants not-to-compete	15.0	3.0
Favorable lease	2.1	5.6
Total acquired identifiable intangible assets	$814.1	7.1

The fair value measurement of the identifiable intangible assets represents Level 2 and Level 3 measurements as defined by GAAP. Key assumptions include (a) cash flow projections based on market participant and internal data, (b) a discount rate of 8.5%, (c) a pre-tax royalty rate range of 1%- 3%, (d) attrition rates of 11%-    16%, (e) an effective tax rate of 40%, and (f) a terminal value based on a long-term sustainable growth rate of 3%.

In connection with the acquisition, TSYS incurred $32.3 million in acquisition related costs primarily related to professional, legal and accounting costs, and integration expenses which are recorded in selling, general and administrative expenses and $9.8 million related to the bridge term loan facility, which is included in interest expense. These costs are expensed as incurred and are included on the income statement for the twelve months ended December 31, 2016. The Company recorded $1.3 billion of revenue and $30.0 million of operating income since the acquisition date that is included in the consolidated results through the twelve months ended December 31, 2016 as a result of the TransFirst acquisition.

Pro Forma Results of Operations

The following unaudited pro forma information shows the results of operations for the twelve months ended December 31, 2016 and December 31, 2015 as if the acquisition of TransFirst had occurred on January 1, 2015. The unaudited pro forma information reflects certain pro forma adjustments to the combined historical financial information of TSYS and TransFirst. The pro forma adjustments include incremental amortization and depreciation expense, incremental interest expense associated with new long-term debt, a reduction of revenues and operating expenses associated with contracts existing between the companies and the elimination of nonrecurring transaction costs directly related to the acquisition.

	Actual		Supplemental pro forma
	Years Ended December 31,		Years Ended December 31,
	2016	2015	2016	2015
(in thousands, except per share data)
Revenue	$4,170,077	2,779,541	4,562,236	3,230,703
Net income attributable to TSYS common shareholders	$319,638	364,044	347,248	317,549
Basic EPS attributable to TSYS common shareholders	$1.74	1.98	1.89	1.73
Diluted EPS attributable to TSYS common shareholders	$1.73	1.97	1.88	1.72

The unaudited pro forma financial information presented above does not purport to represent what the actual results of  operations would have been if the acquisition of TransFirst’s operations had occurred prior to January 1, 2015, nor is it indicative of the future operating results of TSYS. The unaudited pro forma financial information does not reflect the impact of future events that may occur after the acquisition, including, but not limited to, anticipated cost savings from operating synergies.

The unaudited pro forma financial information presented in the table above has been adjusted to give effect to adjustments that are (1) directly related to the business combination; (2) factually supportable; and (3) expected to have a continuing impact. These adjustments include, but are not limited to, the application of accounting policies; and depreciation and amortization related to fair value adjustments to property, plant and equipment and intangible assets.

The pro forma adjustments do not reflect the following material items that result directly from the acquisition and which impacted the statement of operations following the acquisition:

•

Acquisition and related financing transaction costs relating to fees to investment bankers, attorneys, accountants, and other professional advisors, and other transaction-related costs that were not capitalized as deferred financing costs; and

•

The effect of anticipated cost savings or operating efficiencies expected to be realized and related restructuring charges such as technology and infrastructure integration expenses, and other costs related to the integration of TransFirst into TSYS.

EMEA

2016

In March 2016, the Company completed the acquisition of the remaining 45% interest in TSYS Managed Services EMEA Limited (EMEA) from Merchants Limited. The Company acquired the outstanding stock from Merchants Limited for approximately £4.2 million, or $5.9 million, in cash. In connection with the purchase, the Company repaid the outstanding balance of the existing debt between EMEA and Merchants Limited of approximately £2.2 million, or $3.0 million.

Netspend

2016

In 2016, TSYS adjusted the goodwill associated with the Netspend acquisition by $584,000 as a result of adjustments to the deferred tax assets acquired in the transaction.

2015

In September 2015, TSYS purchased certain assets for its Netspend segment for $750,000. The purchase qualifies as a business combination in accordance with GAAP. The Company recorded an acquisition technology intangible asset for the amount of the purchase price. This acquisition intangible asset represents software and is being amortized over a five year life. There were no other material assets included in the purchase. The acquisition included the employment of certain key employees which resulted in the transaction qualifying as a business combination.

In 2015, the Company adjusted goodwill for Netspend to include an additional $627,000 for a change in deferred taxes associated with the acquisition. For more information, refer to Note 6.

2014

Netspend shareholders received $16.00 in cash for each share of Netspend common stock. There were 1.6 million Netspend shares held by five shareholders who asserted appraisal (or dissenters’) rights with respect to their Netspend shares, for a preliminary value of $25.7 million at $16.00 per share that were not funded at the closing of the acquisition. During 2014, TSYS paid $38.6 million to dissenting shareholders to settle the lawsuit. In 2014, the Company increased goodwill for Netspend by $8.5 million due to changes during the measurement period.

Redeemable Noncontrolling Interest

The fair value of the noncontrolling interest in CPAY, owned by CPC Holding Company, LLC, a California limited liability company, was based on the actual purchase price paid for the controlling interest in CPAY. Next, adjustments were made for lack of control and lack of marketability that market participants would consider when estimating the fair value of the noncontrolling, non-marketable interest in CPAY.

In connection with the acquisition of CPAY, the Company is party to call and put arrangements with respect to the membership units that represent the remaining noncontrolling interest of CPAY. The call arrangement is exercisable by TSYS and the put arrangement is exercisable by the Seller. The put arrangement is outside the control of the Company by requiring the Company to purchase the Seller’s entire equity interest in CPAY at a put price at fair market value. At the time of the original acquisition, the redemption of the put option was considered probable based upon the passage of time of the second anniversary date. The put arrangement is recorded on the balance sheet and is classified as redeemable noncontrolling interest outside of permanent equity.

In February 2014, the Company purchased an additional 15% equity interest in CPAY for $37.5 million, reducing its redeemable noncontrolling interest in CPAY to 25%. As a result of this transaction, the call and put arrangements for CPAY, representing 25% of its total outstanding equity interests, were extended and may now be exercised at the discretion of TSYS or the Seller on the third anniversary of the closing of the additional purchase and upon the recurrence of certain other specified events.

The put option was not redeemable on December 31, 2016, but redemption was considered probable based upon the passage of time of the third anniversary date of the 2014 purchase of additional equity. As such, the Company has adopted the accounting policy to accrete changes in the redemption value over the period from the date of issuance to the earliest redemption date, which the Company believes to be in 2017. If the put option was redeemable as of December 31, 2016, the redemption value was estimated to be approximately $27.4 million. The Company did not accrete any changes to the redemption value as the balance as of December 31, 2016 exceeded the accretion fair value amount.